UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025

BYLINE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-38139	36-3012593
(Commission File Number)	(I.R.S. Employer Identification No.)

180 North LaSalle Street, Suite 300
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(773) 244-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on May 26, 2023, Byline Bancorp, Inc. (the “Company”) entered into a Second Amended and Restated Term Loan and Revolving Credit Agreement with CIBC Bank USA (the “Lender”). As also previously disclosed, on May 24, 2024, the Company entered into the First Amendment to the Second Amended and Restated Term Loan and Revolving Credit Agreement (the “First Amendment") with the Lender, which was effective May 26, 2024, and provided for (1) the renewal of the revolving line-of- credit facility of up to $15,000,000, and (2) extending its maturity date to May 25, 2025.

On May 21, 2025, the Company entered into the Second Amendment to the Second Amended and Restated Term Loan and Revolving Credit Agreement (the “Second Amendment”) with the Lender, which was effective May 25, 2025, and provides for (1) the renewal of the revolving line-of-credit of up to $15,000,000, and (2) extending its maturity date to May 24, 2026.

The foregoing description of the Second Amendment is only a brief summary and is qualified in its entirety by the complete terms of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Second Amended and Restated Term Loan and Revolving Credit Agreement, dated May 21, 2025, but effective May 25, 2025, by and between Byline Bancorp, Inc. and CIBC Bank USA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYLINE BANCORP, INC.

Date: May 27, 2025	By:	/s/ Robert R. Herencia
	Name:	Roberto R. Herencia
	Title:	Executive Chairman and CEO